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                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 30th day of September, 1997, among Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the "Trust"), and the persons listed on Schedule A hereto (collectively, the "Beneficial Owners", and each, a "Beneficial Owner").


                                   Background

                  Pursuant to the TRO Contribution Agreement dated as of July 30, 1997 (the "TRO Contribution Agreement") among the Trust, PREIT Associates, L.P.(the "Partnership"), The Rubin Organization, Inc. ("TRO"), The Rubin Organization-Illinois, Inc., and the TRO shareholders, the Partnership is acquiring on the date hereof from the TRO shareholders 95% of the capital stock of TRO in exchange for Class A Units and a contingent right to receive additional Class A Units.

                  The transactions contemplated in the TRO Contribution Agreement are part of a larger transaction in which, inter alia: (i) the Partnership will acquire the right, title and interest of certain Persons in and to partner interests in partnerships that own The Court at Oxford Valley, the Hillview Shopping Center and the Northeast Tower Center pursuant to the terms and conditions of the Court at Oxford Valley Contribution Agreement, the Hillview Contribution Agreement and the Northeast Contribution Agreement, and
(ii) the Partnership will acquire from a limited liability company certain rights with respect to the Predevelopment Properties pursuant to the terms and conditions of the Predevelopment Properties Contribution Agreement.

                  As holders of Class A Units, the Beneficial Owners will have certain redemption rights pursuant to the terms and conditions of the Partnership Agreement. Under the Partnership Agreement, a holder of Class A Units that exercises his right of redemption with respect to Class A Units will either (i) have such Class A Units redeemed by the Partnership for cash or for shares of beneficial interest in the Trust, par value $1 per share ("Shares"), or (ii) have such Class A Units purchased by the Trust for cash or for Shares.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:




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                  1. Certain Definitions.

                  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the TRO Contribution Agreement. In addition to the other terms defined in this Agreement, the following terms shall have the following meanings:

                  "Applicable Units" means the Class A Units issued pursuant to the TRO Contribution Agreement, the Court at Oxford Valley Contribution Agreement, the Hillview Contribution Agreement, the Northeast Contribution Agreement and the Predevelopment Properties Contribution Agreement.

                  "Commission" means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.

                  "Eligible Registrable Securities" as of a particular date means (i) Registrable Securities theretofore issued by the Trust and owned, beneficially and of record, by a Beneficial Owner and (ii) Registrable Securities to which such Beneficial Owner is entitled as the result of the exercise, on or prior to such date, by such person of redemption rights pursuant to Section 9.5 of the Partnership Agreement (based on the assumption, for this purpose only, that the Trust and the Partnership will satisfy such redemption using Shares and not cash); provided, however, that Eligible Registrable Securities that are included in the Six-Month Registration described in Section 3(c) shall cease to constitute Eligible Registrable Securities sixty days following the date on which the registration statement with respect thereto is declared effective.

                  "EPD Registration Statement" has the meaning set forth in Section 3(d).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  "Holder" means each Beneficial Owner for so long as (and to the extent that) such Beneficial Owner or his Holding Company owns any Registrable Securities, and each transferee of a Beneficial Owner that becomes a registered owner of all (or less than all, in the case of a transfer to or for the benefit of an Immediate Family Member (as defined below)) of the Registrable Securities and Applicable Units owned by such Beneficial Owner (or his Holding Company on his behalf) at the time of such transfer, provided that such transferee, prior to such transfer, agrees in writing, in form and substance satisfactory to the

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Trust, to be bound by this Agreement. "Immediate Family Member" means a
Beneficial Owner's spouse and each of his natural or adopted children.

                  "Holding Company" of a Beneficial Owner means any partnership or corporation to which Applicable Units are issued by the Partnership as long as such Beneficial Owner is a partner or shareholder of such partnership or corporation.

                  "Last Issue Date" means the last date on which Applicable Units may be issued pursuant to the Predevelopment Contribution Agreement, the Hillview Contribution Agreement or the Northeast Contribution Agreement.

                  "NASD" means National Association of Securities Dealers, Inc.

                  "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of PREIT Associates, L.P., dated as of September 30, 1997, by and among the Trust, as general partner, and those Persons listed on Exhibit A thereto, as limited partners, as amended from time to time.

                  "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  "Piggyback Period" means the period commencing twelve months after the date hereof and ending on the earlier to occur of (i) eighteen months following the Last Issue Date or (ii) the date on which any registration statement filed by the Trust as a result of the Demand Registration becomes effective under the Securities Act.

                  "Redemption Notice" means notice of redemption pursuant to
Section 9.5 of the Partnership Agreement, duly executed by a Beneficial Owner.

                  "Registrable Securities" means (i) any Shares issued or issuable by the Trust in order to redeem or purchase Applicable Units or another interest issued by the Partnership, if any, which is intended to give tax deferred treatment to the Holders, as described in Section 4(i) of Schedule A-2 to the Predevelopment Properties Contribution Agreement and (ii) any additional Shares or other equity securities of the Trust issued by the Trust in respect of Shares described in subclause (i) after the issuance of such Shares, in connection with a stock

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dividend, stock split, combination, exchange, reorganization, recapitalization or similar reclassification of the Trust's securities; provided that, as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; (ii) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any similar provision then in force); (iii) such securities are eligible to be publicly sold without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act (or any successor provision to such Rule); or (iv) such securities shall have ceased to be issued and outstanding. The term Registrable Securities shall not include the Applicable Units or any other securities of the Partnership.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  2. Piggy-Back Registration. If the Trust proposes to file during the Piggy-Back Period a registration statement under the Securities Act with respect to an offering of Shares by the Trust for its own account and for cash (other than a registration statement on Form S-4 or S-8 (or any form substituting therefor) filed in connection with an exchange offer or an offering of securities solely for the Trust's existing shareholders or employees), the Trust shall in each such case give written notice (the "Piggyback Notice") of such proposed filing and the proposed method of distribution of securities covered by such proposed filing to the Holders at least fifteen (15) days before the anticipated filing date. If any Holder delivers to the Trust within fifteen
(15) days of the date of the Piggyback Notice a written request (a "Written Request") to register Registrable Securities (other than Registrable Securities registered, or that were eligible for registration, in the EPD Registration Statement), together with a copy of all Redemption Notices delivered by such Holder to the Partnership in connection with such request, the Trust will use commercially reasonable efforts to include in the registration statement proposed to be filed by the Trust all Eligible Registrable Securities (other than Registrable Securities registered, or that were eligible for registration, in the EPD Registration Statement) with respect to which the Trust has received Written Requests for inclusion therein within fifteen (15) days of the date of the Piggyback Notice (other than any Lock-Up Securities, as defined in the Lock-Up Agreements) so as to permit the offering of such Eligible Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a

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written opinion to the Holders of Registrable Securities to be included therein
("Participating Piggyback Holders") to the effect that the total amount of securities that the Participating Piggyback Holders, the Trust and any other Persons intend to include in such offering would materially and adversely affect the success of such offering, then the amount of securities to be offered for the account of the Participating Piggyback Holders shall be reduced (pro rata among the Participating Piggyback Holders) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided that if securities are being offered for the account of other Persons as well as the Trust, such reduction shall not represent a greater fraction of the number of securities requested to be registered by the Participating Piggyback Holders than the fraction of similar reductions imposed on such other Persons. Notwithstanding anything to the contrary herein, if the Trust determines, in its business judgment, that there are business reasons to delay the effectiveness of, or to withdraw, a registration statement covering Registrable Securities prior to its becoming effective under the Securities Act pursuant to this
Section 2, the Trust shall not be deemed to have breached any of its obligations hereunder.

                  3. Registration Upon Request, Six-Month Registration and EPD Registration Statement.

                           (a) If the Trust has not given pursuant to
Section 2 any Piggyback Notice during the six months beginning one year following the Last Issue Date in respect of a registration statement that becomes effective under the Securities Act, the Holders owning at least a majority of the Registrable Securities may request in writing that the Trust effect the registration under the Securities Act of such of their Eligible Registrable Securities (other than Eligible Registrable Securities registered, or that were eligible for registration, in the EPD Registration Statement and Eligible Registrable Securities that could have been issued and included in any registration statement that was declared effective and for which the Trust gave Piggyback Notice pursuant to Section 2 during the eighteen months following the Last Issue Date) as they shall specify in such request (the "Demand Request") pursuant to a registration statement on Form S-3 (or any similar short-form registration statement that is a successor to Form S-3) or, in the Trust's sole discretion, any other appropriate form. The Holders delivering the Demand Request shall concurrently deliver to the Trust copies of the Redemption Notices, if any, delivered by such Holders in connection with such demand. The Trust shall promptly give written notice (the "Registration Notice") of such request to other Holders of Registrable Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Registrable Securities as they

                                       -5-


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shall specify in a written notice given to the Trust within fifteen (15) days
(the "Notice Period") after the date of the Registration Notice. Following the expiration of the Notice Period, the Trust shall prepare and file a registration statement under the Securities Act (the "Demand Registration") as provided in
Section 5 hereof, covering the resale by the Holders of the Eligible Registrable Securities which the Trust has been requested to register, all to the extent required to permit the disposition of such Eligible Registrable Securities, and thereafter use commercially reasonable efforts to cause such registration statement to become effective within sixty (60) days after its filing. The Trust shall not be required to effect more than one Demand Registration for the Holders of Registrable Securities pursuant to this Section 3(a). An exercise of the demand registration right described herein will not count as the use of such right unless the registration statement to which it relates is declared effective under the Securities Act and such effectiveness is maintained in accordance with Section 5 hereof, except that such exercise shall count if such registration statement is withdrawn because (x) the Holders of Registrable Securities to be included in the Demand Registration determine not to proceed with such registration for any reason other than the default of the Trust hereunder or cancellation of the registration statement pursuant to Section 6(b) hereof and (y) the Holders of Registrable Securities to be included in the Demand Registration do not reimburse the Trust for all fees and expenses incurred in connection with the preparation and filing of such registration statement, except in the case of cancellation pursuant to Section 6(b) hereof.

                           (b) With respect to the Demand Registration, the
Trust may defer the filing of or effectiveness of any registration statement for a reasonable period of time not to exceed 180 days after such request if (i) the Trust is, at such time, working on an underwritten public offering of Shares and is advised by its managing underwriter(s) that such offering would in its or their opinion be adversely affected by such filing or (ii) the Trust in good faith determines that any such filing or the offering of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Trust which began prior to the date on which notice of the registration was given hereunder.

                           (c) In the event that, on or before the 150th day
after the date hereof, neither the Partnership nor the Trust shall have acquired for cash all of the Applicable Units then owned by Beneficial Owners listed on Schedule B hereto and there has been no EPD Registration Statement in effect during such period, the Trust shall use its commercially reasonable efforts to register, as provided in Section 5, the Registrable Securities

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that are issuable to such Beneficial Owners in respect of the Applicable Units that are owned by such Beneficial Owners as of the 151st day after the date hereof under the Securities Act (the "Six-Month Registration"), pursuant to a registration statement on Form S-3 (or any similar short-form registration statement that is a successor to form S-3), covering the offering and sale of such Registrable Securities by such Beneficial Owners in "brokers' transactions" or in transactions directly with a "market maker" as defined in paragraphs (f) and (g) of Rule 144 under the Securities Act and to cause such registration statement to be declared effective as soon as practicable thereafter. The Trust shall not be required to effect more than one registration for the Beneficial Owners pursuant to this Section 3(c). The registration statement filed pursuant to this Section 3(c) may be withdrawn by the Trust within 60 days after it has been declared effective.

                           (d) If the Trust has filed a registration statement
registering Shares underlying Units issued in respect of the purchase of Magnolia Mall by PR Magnolia LLC, the Trust shall use all commercially reasonable efforts to register all Eligible Registrable Securities of the Beneficial Owners in such registration statement (the "EPD Registration Statement"); provided, however, that the Trust shall have no obligation to maintain the effectiveness of such registration statement except to the extent that the Trust is obligated to do so under an agreement with the sellers of the EPD Properties. The Trust's obligation under this subparagraph (d) to include Eligible Registrable Securities in the EPD Registration Statement shall extend only to all Eligible Registrable Securities that are issued or issuable in respect of Applicable Units issued at the closing under the TRO Contribution Agreement (other than Registrable Securities includable in the Six-Month Registration). At the Trust's option, the Trust may offer to include in such registration statement other Eligible Registrable Securities. Notwithstanding the foregoing, in the event that an EPD Registration Statement is filed, the Trust shall take such steps as are within its power to ensure that Shares that may be issued upon redemption of Applicable Units issued at the closing of the TRO Contribution Agreement (other than Registrable Securities includable in the Six Month Registration) are registered for resale by the Beneficial Owners as promptly as practicable after such Shares become Registrable Securities, subject to applicable SEC rules and regulations.

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                           (e) In addition to the other restrictions contained
in this Agreement, in the event the Trust is issuing equity securities to the public in an underwritten offering, and, if requested by the managing underwriter or underwriters for such underwritten offering, a Beneficial Owner who has Eligible Registrable Securities registered in the EPD Registration Statement as contemplated by paragraph (d) above shall not effect any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the tenth (10th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) and ending on the earlier to occur of
(i) 90 days after such underwritten offering commences or (ii) one (1) day after the date (following the commencement of such underwritten offering) on which the closing price of the Shares (as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading) shall have averaged for a period of twenty (20) consecutive days 105% or more of the offering price listed in the prospectus or prospectus supplement for such underwritten offering (or if no such offering price is listed in such prospectus or prospectus supplement, the closing price on the date of such offering commences); provided, however, that this subclause
(ii) shall not apply if so requested by the managing underwriter or underwriters for such underwritten offering.

                  4. Holdbacks and Other Restrictions. Each Holder shall:

                           (a) not, if requested by the managing underwriter in
an underwritten offering that includes Registrable Securities of such Holder, effect any public sale or distribution of securities of the Trust of the same class as the securities included in such registration statement (or convertible into such class), including a sale pursuant to Rule 144(k) under the Securities Act (except as part of such underwritten registration): (i) during the ten (10) day period prior to, and during the ninety (90) day period (or such longer period of not more than one hundred eighty (180) days if such longer period is also required of the Trust and all other Persons having securities included in such registration) beginning on the closing date of each underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Trust or the managing underwriter; and (ii) in the event of a primary offering by the Trust, to the extent such Holder

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does not elect to sell such securities in connection with such offering, during the period of distribution of the Trust's securities in such offering and during the period in which the underwriting syndicate, if any, participates in the aftermarket. In any such case, the Trust shall require the underwriters to notify the Trust and the Trust, in turn, shall notify each Holder of Registrable Securities included in the offering promptly after such participation ceases;

                           (b) not, during any period in which any of his
Registrable Securities are included in any effective registration statement: (i) effect any stabilization transactions or engage in any stabilization activity in connection with the Shares or other equity securities of the Trust in contravention of Rule 104 of Regulation M under the Exchange Act; or (ii) permit any Affiliated Purchaser (as that term is defined in Rule 101 of Regulation M under the Exchange Act) to bid for or purchase for any account in which such Holder has a beneficial interest, or attempt to induce any other person to purchase, any Shares in contravention of Rule 102 of Regulation M under the Exchange Act; and

                           (c) in the case of a registration including
Registrable Securities to be offered by it for sale through "broker transactions" (as defined pursuant to Rule 144 promulgated under the Securities
Act), furnish each broker through whom such Holder offers Registrable Securities such number of copies of the prospectus as the broker may require and in any event, comply with the prospectus delivery requirements under the Securities Act.

                  5. Registration Procedures.

                           (a) If and whenever the Trust is required by the
provisions of this Agreement (except for Section 3(d) hereof, in which case only Subsections (ii), if applicable, through (x) below shall apply) to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Trust shall:

                                    (i) as expeditiously as practicable (but,
with respect to the Demand Registration, in no event later than 60 days after the date the request for registration was given and, in the case of the Six Month Registration, 180 days after the date hereof), prepare and file with the Commission a registration statement on Form S-3 (or a successor form) or, in the sole discretion of the Trust, another appropriate form and use its commercially reasonable efforts to cause such registration statement to become effective under the Securities Act and, in the case of the Demand Registration only, to remain effective for not less than two years and in the case of the Six- Month Registration only to remain effective for not less than 60

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days; provided, however, that at such time as the number of Registrable
Securities held by any Holder that is subject to a then effective registration statement is not more than the number of Shares that such Holder would then be permitted to sell or dispose of pursuant to Rule 144 under the Securities Act and Rule 144 is otherwise applicable to (and available for) such sale or disposition, the Trust shall no longer be required to maintain the effectiveness of the registration statement with respect to such Registrable Securities;

                                    (ii) prepare and file with the Commission
such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to allow the distribution of the Registrable Securities contemplated therein (but in no event longer than 60 days in the case of the Six-Month Registration and 2 years in the case of the Demand Registration) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period during which any such registration statement is required to be effective;

                                    (iii) furnish to each selling Holder of
Registrable Securities and each underwriter, if any, of the securities being sold by such Holder, (A) such number of copies (including manually executed and conformed copies) of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (B) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus and any summary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act), and (C) such number of copies of other documents, as such seller and underwriter may reasonably request in order to facilitate the disposition of Registrable Securities in accordance with the methods intended by, in the case of the Demand Registration, the sellers thereof;

                                    (iv) use its commercially reasonable efforts
to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as any selling Holder and each underwriter, if any, of the Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable such Non-Continuing Owner, Holder and underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, however, that the Trust shall not be required to qualify generally to do business as a foreign business trust, subject itself to taxation, or consent to general service of process, in any jurisdiction

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wherein it would not, but for the requirements of this Section 5, be obligated to be qualified;

                                    (v) use its commercially reasonable efforts
to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by, in the case of the Demand Registration and Six-Month Registration, the sellers thereof;

                                    (vi) notify each selling Holder of any
Registrable Securities covered by such registration statement and the Managing Underwriter (as such term is defined in Rule 12b-2 under the Exchange Act), if any, promptly and, if requested by any such Person, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and the Trust shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by the Trust of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and the Trust shall make every commercially reasonable effort to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event that requires the making of any changes to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Trust shall promptly prepare and furnish to such seller and Managing Underwriter a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of the Trust's determination that the filing of a post-effective amendment to the registration statement shall be necessary or appropriate. Each Holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon

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the receipt of any notice from the Trust of the occurrence of any event of the kind described in clause (E) of this Section 5(a)(vi), such Holder shall forthwith discontinue his offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until he shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause (E) of this Section 5(a)(vi) and, if so directed by the Trust, shall deliver to the Trust, at the Trust's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in his possession;

                                    (vii) otherwise use its commercially
reasonable efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, and make available to its security holders, as soon as reasonably practicable, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

                                    (viii) in the case of an underwritten
offering of Registrable Securities, obtain an opinion from counsel to the Trust and a "cold comfort" letter from an independent certified public accounting firm of national recognition and standing who have certified the Trust's financial statements included in the registration statement or any amendment thereto, in customary form addressed to the managing underwriter or underwriters and to the selling Holders of Registrable Securities included in a registration statement filed by the Trust;

                                    (ix) permit any Holder of Registrable
Securities to be included in a registration statement filed by the Trust, which Holder reasonably concludes that he may be deemed to be a "control person" of the Trust (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to participate in the preparation of such registration statement and include therein material furnished to the Trust in writing which, in the reasonable judgment of such Holder and his counsel, is required to be included therein; and

                                    (x) if such Person could have liability
under Section 11, 12 or 15 of the Securities Act, make available for inspection by any Holder of Registrable Securities to be included in any registration statement filed by the Trust, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any Holder (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties and other pertinent information of the Trust (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence

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responsibility, and cause the Trust's officers, trustees and employees to supply all pertinent information reasonably requested by any such Inspector in connection with such registration statement. Records which the Trust determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such Records has been made generally available to the public.

                           (b) A Holder shall not participate in any
underwritten registration hereunder unless such Holder (i) agrees to sell his securities on the basis provided in any underwriting arrangements approved by the Trust (in the case of a registration pursuant to Section 2) or by the Holders (in the case of the Demand Registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  6. Information Blackout.

                           (a) At any time when a registration statement
effected pursuant to Sections 2 or 3 relating to Registrable Securities is effective, upon written notice from the Trust to the Holders of Registrable Securities included therein that the Trust has determined in good faith that sale of Registrable Securities pursuant to such registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law having a material adverse effect on the Trust (an "Information Blackout"), all such Holders shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of:

                                    (i)  thirty (30) days after the Trust
                                         notifies such Holders of such good
                                         faith determination, or

                                    (ii) such time as the Trust notifies such
                                         Holders that such material information
                                         has been disclosed to the public or has
                                         ceased to be material or that sales
                                         pursuant to such registration statement
                                         may otherwise be resumed (the number of
                                         days from such suspension of sales by
                                         such Holders until the day when such
                                         sale may be resumed hereunder is
                                         hereinafter called a "Sales Blackout
                                         Period").

                           (b) Any delivery by the Trust of notice of an
Information Blackout during the thirty (30) days immediately following effectiveness of any registration statement effected pursuant to Section 3 hereof shall give the Holders of Registrable Securities included in such registration statement the right, by written notice to the Trust within twenty
(20) days after the end of such Sales Blackout Period, to cancel such registration, in which event the Holders shall have one additional registration right under Section 3 which shall be exercisable within six (6) months of such cancellation.

                           (c) Notwithstanding the foregoing, there shall be no
more than two (2) Information Blackouts during any fiscal year of the Trust and no Sales Blackout Period shall continue for more than thirty (30) consecutive days.

                  7. Registration Expenses. Whether or not any registration statement prepared and filed pursuant to Sections 2 or 3 is declared effective by the Commission (except where the Demand Registration is terminated, withdrawn or abandoned at the written request of the Holders of Registrable Securities to be included therein (other than as required by Section 6(b)) and such Holders elect to have such registration statement not count as the Demand Registration hereunder by paying all such fees and expenses), the Trust shall pay all of the following arising in connection with any registration pursuant to Section 2 or 3 (except as specified in the following sentence): (a) all Commission and any NASD registration and filing fees and expenses; (b) any and all expenses incident to the Trust's performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of Trust personnel or other general overhead expenses of the Trust, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Trust in the ordinary course of its business; (c) all listing, transfer and/or exchange agent and registrar fees; (d) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue sky" laws, including reasonable fees and disbursements of counsel for the underwriters in connection therewith; (e) printing and delivery expenses; and (f) fees and out-of-pocket expenses of counsel for the Trust and its independent certified public accountants and other persons, including special experts, retained by the Trust. Notwithstanding the foregoing, the Trust shall not be required to pay fees and out-of-pocket expenses of counsel selected by the Holders, any fees or disbursements of Managing Underwriters and their counsel, participating underwriters and brokers-dealers or any discounts, commissions or fees of underwriters, selling brokers and dealers relating to the distribution of the Registrable Securities, and the Holders of Registrable Securities included in any underwritten Demand Registration shall reimburse the Trust for all incremental costs and expenses incurred by the

Trust to the extent that the Trust agrees, in response to the request of any Managing Underwriter, to include any disclosure in such registration statement that goes beyond the disclosure required by Form S-3.

                  8. Indemnification; Contribution.

                           (a) The Trust hereby indemnifies, to the fullest
extent permitted by law, each Holder of Registrable Securities included in any registration statement filed by the Trust and the directors, officers, partners, employees, agents and each Person who controls any Holder within the meaning of the Securities Act and the Exchange Act, if any, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act, common law and otherwise), joint or several, which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or in any prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference relating thereto or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Registrable Securities are offered, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Trust shall reimburse such Holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or proceeding, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and the Trust has previously furnished copies thereof to any holder of Registrable Securities seeking such indemnification and to the underwriters of the registration in question), or contained in the final prospectus (as amended or supplemented if the Trust shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Trust is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that such indemnification shall not extend to any such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses that are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Trust by such Holder in such capacity specifically and expressly for use in any such registration statement or prospectus.

                           (b) In the case of an underwritten offering pursuant
to Section 3 hereof in which the registration statement covers Registrable Securities, the Trust shall enter into an underwriting agreement in customary form and substance with such underwriters and, if so requested, a contribution agreement in customary form and substance with such underwriters and shall indemnify the underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to the indemnification of the Holders of Registrable Securities and to the same extent as then customary in underwriting agreements of such underwriter; provided, however, that the Trust shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any person who controls such underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is sought results from such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the Person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such Person, if such statement or omission was in fact corrected in such final prospectus.

                           (c) In connection with any registration statement
with respect to which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Trust in writing such information regarding such Holder included in a registration statement and the intended method of distribution as shall be reasonably requested by the Trust for use in any such registration statement or prospectus and each of the Holders hereby indemnifies, severally but not jointly, to the fullest extent permitted by law, the Trust, its officers and directors and each person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, not misleading; provided, however, that each of the Holders shall be liable hereunder if and only to the extent that any such loss, claim, damage, liability (or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to such Holder which is requested by the Trust and furnished in writing to the Trust by such Holder specifically and expressly for use in any such registration statement or prospectus.

                           (d) Any Person seeking indemnification under the
provisions of this Section 8 shall, promptly after receipt by such Person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, however, that the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it or he may have under this Section 8 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it or he may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its or his own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (ii) or (iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

                           (e) If the indemnification from the indemnifying
party as provided in this Section 8 is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(e) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding.

                  The parties hereto acknowledge that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation other than as described above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  If, however, indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 8(a) through 8(e) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

                  9. Investment Representations and Covenants of the Beneficial Owners.

                           (a) Each Beneficial Owner acknowledges (subject to
the express obligation of the Trust to register Registrable Securities as provided herein) that any Shares be issued to him in connection with the redemption or purchase of Applicable Units will not be registered under the Securities Act on the grounds that the issuance of such Shares is exempt from registration pursuant to Section 4(2) of the Securities Act or Regulation D promulgated under the Securities Act, and that the reliance of the Trust on such exemptions is predicated in part on such Beneficial Owner's and such Non-Continuing Owner's representations, warranties, covenants and acknowledgements set forth in this section.

                           (b) Each Beneficial Owner (other than those names
marked with a "1" on Schedule A on the date hereof) represents and warrants that he is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

                           (c) Each Beneficial Owner represents and warrants
that the Registrable Securities will be acquired by him for his own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act, and the rules and regulations thereunder except as contemplated hereunder, and each Beneficial Owner will not distribute any of the Registrable Securities in violation of the Securities Act.

                           (d) Each Beneficial Owner (i) acknowledges that the
Registrable Securities are not registered under the Securities Act and the Registrable Securities must be held indefinitely by him unless they are subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of Registrable Securities made under Rule 144 under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions for that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, and (iii) is aware that Rule 144 is not presently available for use by any Beneficial Owner for resale of Registrable Securities.

                           (e) Each Beneficial Owner represents and warrants to
the Trust that he is well versed in financial matters, has had dealings over the years in securities, including "restricted securities," and is fully capable of understanding the type of investment represented by the Registrable Securities and the risks involved in connection therewith.

                           (f) Each Beneficial Owner acknowledges and confirms
that the Trust has made available to him the opportunity to ask questions of and receive answers from the Trust's officers and directors concerning the terms and conditions of the investment in the Applicable Units and the business and financial condition of the Trust, and to acquire, and such Beneficial Owner has received to his satisfaction, such additional information, in addition to that set forth herein, about the business and financial condition of the Trust and the terms and conditions of the offering as he has requested.

                           (g) In order to ensure compliance with the provisions
of subparagraph (c) above, no Beneficial Owner will sell or otherwise transfer or dispose of any of the Registrable Securities or any interest therein (unless such Registrable Securities have been registered under the Securities Act) without first having complied with either of the following conditions:

                                    (i) the Trust shall have received a written
opinion of counsel to such Beneficial Owner in form and substance satisfactory to the Trust, in the exercise of its reasonable judgment, or a copy of a "no-action" or interpretive letter of the Commission, specifying the nature and circumstances of the proposed transfer and indicating that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder; or

                                    (ii) the Trust shall have received an
opinion from its own counsel to the effect that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder.

Each Beneficial Owner acknowledges that the certificates representing the Registrable Securities may contain a restrictive legend noting the restrictions on transfer described in this section and required by federal and applicable state securities laws, and that appropriate "stop-transfer" instructions will be given to the Trust's stock transfer agent, provided that this paragraph (g) shall not be applicable to the Registrable Securities registered hereunder for so long as such registration statement remains in effect.

                  10. Reports Under the Exchange Act.

                  With a view to making available to the Beneficial Owners the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Beneficial Owners to sell Registrable Securities to the public without registration ("Rule 144"), the Trust shall:

                           (a) make and keep public information available as
those terms are understood and defined in Rule 144;

                           (b) file with the SEC in a timely manner all reports
and other documents required of the Trust under the Securities Act and the Exchange Act so long as the Trust remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                           (c) furnish to each Beneficial Owner so long as such
Beneficial Owner owns Registrable Securities, promptly upon request (i) a written statement by the Trust that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Trust and such other reports and documents so filed by the Trust, and (iii) such other information as may be reasonably requested to permit the Beneficial Owner to sell such securities pursuant to Rule 144 without registration.

                  11. Notices.

                  Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, desires to provide to or serve upon any person any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by telecopy, addressed as follows:

                           (a) If to the Trust, to:

                           Pennsylvania Real Estate Investment Trust
                           455 Pennsylvania Avenue, Suite 135
                           Fort Washington, PA 19034

                           Attention:  President and Special Committee

                               - With a copy to -

                           Drinker Biddle & Reath LLP
                           PNB Building
                           1345 Chestnut Street
                           Philadelphia, PA  19107-3496
                           Attention:  Howard A. Blum, Esq.
                           Telecopy Number:  (215) 988-2757

                           (b) If to the Holders to:

                           The addresses set forth on Schedule C hereto.

                               - With a copy to -

                           Klehr Harrison Harvey Branzburg & Ellers LLP
                           1401 Walnut Street
                           Philadelphia, PA  19102
                           Attention:  Leonard M. Klehr, Esq.
                           Telecopy Number:  (215) 568-6060

or at such other address as may be substituted by notice delivered as provided therein. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on the party to which it is addressed, in the case of delivery in person or by telecopy, on the date when sent. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  12. Entire Agreement.

                  This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the Trust on the one hand, and each affected Beneficial Owner on the other hand; provided, however, that the Trust shall be entitled to amend this Agreement to permit the following Persons to be added to Schedule A hereto as Beneficial Owners and to enter into an agreement, in form and substance satisfactory to the Trust, with one or more of such Persons in order to make such Persons parties to this Agreement: (A) those Persons listed on Schedules II, III and IV to the Partnership Agreement, upon the issuance of additional Class A Units to such Persons in accordance with Sections 5.3(ii),
(iii) and (iv) of the Partnership Agreement, and (B) those Persons to whom Permitted Transfers are made pursuant to Section 12.3.A(ii) of the Partnership Agreement.

                  13. Successors.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and personal representatives.

                  14. Paragraph Headings.

                  The paragraph headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

                  15. Applicable Law.

                  This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.

                  16. Consent to Jurisdiction.

                  Each of the parties hereto hereby irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Agreement may be brought in U.S. Federal Court in the Eastern District of Pennsylvania. Each of the parties hereto, by the execution and delivery of this Agreement, expressly and irrevocably consents to the service of any complaint, summons, notice or other process relating to any action or proceeding by delivery to him by hand, by telecopy or by certified mail, return receipt requested, at the addresses specified in Section 10. Each of the parties hereto hereby expressly and irrevocably waives any claim or defense in any action or proceeding based on any alleged lack of personal jurisdiction, improper venue, forum non conveniens or any similar basis. No party shall be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any jurisdiction other than the Commonwealth of Pennsylvania unless such defense is also given or allowed by the laws of the Commonwealth of Pennsylvania. The consents and waivers provided for in this Section 15 are personal and solely for the benefit of the parties to this Agreement and their respective successors and are not intended for the benefit of, and may not be invoked by, any other person or third party.

                  17. Severability.

                  If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or enforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

                  18. Equitable Remedies.

                  The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

                  19. No Waiver.

                  The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

                  20. Counterparts.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

                  21. Trust Assets.

                  Each Beneficial Owner acknowledges that no trustee, officer or shareholder of the Trust is liable to such holder in respect of this Agreement and that such holder shall look only to the income and assets of the Trust in respect of any payments or claims related to this Agreement.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.


                                          PENNSYLVANIA REAL ESTATE INVESTMENT
                                          TRUST



                                          By: /s/ Jonathan B. Weller
                                             -------------------------------
                                               Name:
                                               Title: Trustee

                                   SCHEDULE A
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                  Each Beneficial Owner, by executing this Schedule A, evidences that such person has become a party to, and is bound by, the Registration Rights Agreement.

                  All signatures need not appear on the same copy of this Schedule A.


/s/ Ronald Rubin                           */s/ Joseph Straus, Jr.
-----------------------------               ------------------------------------
    Ronald Rubin                              Joseph Straus, Jr.


*/s/ George Rubin                          */s/ Alan Feldman
-----------------------------               ------------------------------------
     George Rubin                             Alan Feldman


*/s/ Leonard Shore                       (1)*/s/ Doug Grayson
-----------------------------               ------------------------------------
     Leonard Shore                            Doug Grayson


*/s/ Joseph Coradino                     (1)*/s/ Eric Mallory
-----------------------------               ------------------------------------
     Joseph Coradino                          Eric Mallory


*/s/ Lewis Stone                         (1)*/s/ James Paterno
-----------------------------               ------------------------------------
     Lewis Stone                              James Paterno


*/s/ Gerry Broker                          */s/ Judith Garfinkel
-----------------------------               ------------------------------------
     Gerry Broker                             Judith Garfinkel


*/s/ Patricia Berns                      (1)*/s/ David Bryant
-----------------------------               ------------------------------------
     Patricia Berns                           David Bryant


/s/ Edward Glickman                      (1)*/s/ Susan Valentine
-----------------------------               ------------------------------------
    Edward Glickman                             Susan Valentine



*By:/s/ Edward Glickman
-----------------------------
         Attorney-in-Fact


(1) Unacredited Investors

DELAWARE ASSOCIATES                         RICHARD I. RUBIN & CO., INC.


/s/ Ronald Rubin                            By:/s/ George Rubin
-----------------------------               ------------------------------------
Ronald Rubin, General Partner                  Name:
                                               Title:


RR LOANCO ASSOCIATES

         By:      Richard I. Rubin & Co.,
                  its Managing Partner

                  By:  /s/ Ronald Rubin
                       -------------------------
                           Name:
                           Title


RUBIN OXFORD, INC.

                  By:      /s/ Ronald Rubin
                       -------------------------
                           Name:
                           Title


RUBIN OXFORD VALLEY ASSOCIATES, L.P.

                  By:      Rubin Oxford, Inc., its
                  General Partner

                  By:  /s/ Ronald Rubin
                       -------------------------
                           Name:
                           Title



                                      -27-